                                                                    EXHIBIT 10.7

                            STORM TECHNOLOGY, INC.

                       AGREEMENT CONCERNING PURCHASE OF
                           SERIES B PREFERRED STOCK


     THIS AGREEMENT is made as of January 30, 1992, by and among STORM TECHNOLOGY, INC., a California corporation (the "Company") and each of the persons named in the Schedule of Purchasers attached hereto as Exhibit A (herein
                                                               ---------
individually a "Purchaser" and collectively "Purchasers"). The parties hereby agree as follows:

     1.   Authorization and Sale of the Shares.
          ------------------------------------

          1.1  Authorization; Filing of Restated Articles of Incorporation.  The
               -----------------------------------------------------------
Company has authorized the issuance and sale pursuant to the terms and conditions hereof of up to 479,167 shares of its Series B Preferred Stock, par value $.001 per share (the "Series B Shares"), having the rights, restrictions, privileges and preferences as set forth in the form of the Restated Articles of Incorporation of the Company (the "Restated Articles") attached hereto as Exhibit B. The Company shall adopt and file with the Secretary of State of
- ---------
California on or before the Closing (as defined below) the Restated Articles.

          1.2  Sale and Issuance of the Series B Shares.  Subject to the terms
               ----------------------------------------
and conditions hereof, the Company will issue and sell to the Purchasers and the Purchasers will purchase the number of shares of the Series B Shares specified opposite the Purchaser's names on the Schedule of Purchasers, at a price of $1.20 per share.

     2.   Closing Dates; Delivery.
          -----------------------

          2.1  Closing Date.
               ------------

               (a)  Purchase and Sale.  The closing of the purchase and sale of
                    -----------------
an aggregate of 479,167 of the Series B Shares shall be held at the offices of Ware & Freidenrich, A Professional Corporation at 400 Hamilton Avenue, Palo Alto, California 94301 at 11:00 a.m. on January 30, 1992, or at such other time and place as the Company and the Purchasers may agree in writing.

               (b)  Closing.  The closing referred to in subsection (a) above is
                    -------
hereinafter referred to as the "Closing" and the date of the Closing is hereinafter referred to as the "Closing Date".

          2.2  Delivery.  Subject to the terms of this Agreement, at the
               --------
Closing the Company will deliver to the Purchasers the certificates representing the Series B Shares to be purchased by the Purchasers from the Company, against payment of the purchase price therefor by delivery of a check or checks, payable to the order of the Company, or by wire transfer.

     3.   Representations and Warranties of the Company.  The Company hereby
          ---------------------------------------------
represents and warrants to the Purchasers that except as set forth on a Schedule of Exceptions attached hereto as Exhibit C, which exceptions shall be deemed to
                                 ---------
be representations and warranties as if made hereunder:

          3.1  Organization and Standing; Articles and By-Laws.  The Company is
               -----------------------------------------------
a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to carry on its businesses as now conducted and as proposed to be conducted. The Company is qualified or licensed to do business as a foreign corporation in all jurisdictions where such qualification or licensing is required, except where the failure to so qualify would not have a material adverse effect upon the Company. Copies of the Company's Amended and Restated Articles of Incorporation, Bylaws, minutes and consents of shareholders and of the Board of Directors are available for inspection at the Company's offices.

          3.2  Corporate Power.  The Company has now, or will have at the
               ---------------
Closing Date, all requisite corporate power necessary for the authorization, execution and delivery of this Agreement, and the Amended and Restated Rights Agreement in the form attached hereto as Exhibit D (the "Collateral Agreement")
                                         ---------
to sell and issue the Series B Shares and to issue the Common Stock upon conversion of the Series B Preferred Stock. This Agreement and the Collateral Agreement are valid and binding obligations of the Company enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors' rights.

          3.3  Subsidiaries.  The Company does not control, directly or
               ------------
indirectly, any other corporation, association or business entity.

          3.4  Capitalization.  The authorized capital stock of the Company is
               --------------
20,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock, of which 3,000,000 have been designated Series A Preferred Stock and 471,167 have been designated Series B Preferred Stock. There are issued and outstanding 3,072,300 shares of the Company's Common Stock, 3,000,000 shares of Series A Preferred Stock and no shares of Series B Preferred Stock. The holders of record of the presently issued and outstanding Common Stock and options to purchase Common Stock immediately prior to the Closing are as set forth on Exhibit E. All
                                                                  ---------
such issued and outstanding shares have been duly authorized and validly issued, are fully paid and nonassessable, and were issued in compliance with all applicable state and federal laws concerning the issuance of securities. The holders of any and all rights, options, warrants or conversion rights to purchase or acquire from the Company any of its capital stock, along with the number of shares of capital stock issuable upon exercise of such rights, are set forth in Exhibit E hereto. Except for such rights, there are no outstanding
         ---------
rights, options, warrants, conversion rights or agreements for the purchase or acquisition from the Company of any shares of its capital stock. The Company is not a party or subject to any agreement or understanding between any persons or entities, which affects or relates to the voting or giving of written consents with respect to any securities or by any director of the Company.

     3.5  Authorization.
          -------------

          (a)  Corporate Action.  All corporate action on the part of the
               ----------------
Company, its officers, directors and shareholders necessary for the sale and issuance of the Series B Shares and the Collateral Agreement, the issuance of the Common Stock issuable upon conversion of the Series B Preferred Stock and the performance of the Company's obligations hereunder and under the Collateral Agreement has been taken or will be taken prior to the Closing. The Company has duly reserved an aggregate of 312,500 shares of Common Stock for issuance upon conversion of the Series B Shares.

          (b)  Valid Issuance.  The Series B Shares when issued in compliance
               --------------
with the provisions of this Agreement, and the shares of Common Stock issued upon conversion of the Series B Preferred Stock when issued in accordance with the provisions of the Restated Articles, will be validly issued, fully paid and nonassessable and will be free of any liens or encumbrances; provided, however, that all such shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein, and as may be required by future changes in such laws. The rights, preferences, privileges and restrictions of the Series B Preferred Stock are as set forth in the Restated Articles.

          (c)  No Preemptive Rights.  Other than as provided in the Rights
               --------------------
Agreement, no person has any right of first refusal or any preemptive rights in connection with the issuance of the Series B Shares, the issuance of the Common Stock upon conversion of the Series B Preferred Stock or any future issuances of securities by the Company.

     3.6  Patents, Trademarks, etc.  The Company owns and possesses or is
          ------------------------
licensed under all patents, patent applications, licenses, trademarks, trade names, brand names, inventions and copyrights employed in the operation of its business as now conducted and as proposed to be conducted, with no infringement of or conflict with the rights of others respecting any of the same. The operation of the Company's business as now conducted or as proposed to be conducted does not infringe any patent or other proprietary rights of others respecting any of the same. Except for the agreements listed on Exhibit F
                                                                ---------
attached hereto, there are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to patents, patent applications, licenses, trademarks, trade names, brand names, inventions, proprietary rights and copyrights of any other person or entity. The Company is not obligated to make any payments by way of royalties, fees or otherwise to any owner, licensor of, or other claimant to any patent, trademark, trade name, copyright or other intangible asset, with respect to the use thereof or in connection with the conduct of its business, or otherwise. The Company has not received any communications alleging that it has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity, nor is the Company aware of any basis for the foregoing. Except for those agreements listed on Exhibit F attached hereto,
                                                 ---------
there are no agreements, understandings, instruments, contracts, judgments, orders, writs of decrees to which the Company is a party or by which it is bound which involve indemnification by the Company with respect to infringements of proprietary rights.

     3.7  Compliance with Other Instruments, None Burdensome, etc.  The Company
          -------------------------------------------------------
is not in violation of any term of its Restated Articles or Bylaws, nor is the Company in violation of or in default in any material respect under the terms of any mortgage, indenture, contract, agreement, instrument, judgment or decree, the violation of which would have a material adverse effect on the Company as a whole, and to the best of the knowledge of the Company, is not in violation of any order, statute, rule or regulation applicable to the Company, the violation of which would have a material adverse effect on the Company. The execution, delivery and performance of and compliance with this Agreement or the Collateral Agreement, and the issuance and sale of the Series B Shares will not (a) result in any such violation, or (b) be in conflict with or constitute a default under any such term, or (c) result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company pursuant to any such term. To the best knowledge of the Company, there is no such term which adversely affects, or in the future may materially adversely affect, the business, prospects, condition, affairs or operations of the Company or any of its properties or assets.

     3.8  Proprietary Agreements; Employees.  Each employee of the Company has
          ---------------------------------
executed an agreement regarding confidentiality and proprietary information, the form of which has been provided to special counsel to the Purchasers. The Company is not aware that any of its employees is in violation thereof and will use its best efforts to prevent any such violation. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company or that would conflict with the Company's business as conducted or as proposed to be conducted or that would prevent any such employee from assigning inventions to the Company. Neither the execution nor delivery of this Agreement or the Collateral Agreement, nor the carrying on of the Company's business as proposed, will, in the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. The Company does not believe that it is or will be necessary for the Company to utilize any inventions of any of its employees made prior to their employment by the Company.

     3.9  Litigation, etc.  There is no action, proceeding or investigation
          ---------------
pending against the Company or its officers, directors or shareholders, or to the best of the Company's knowledge, against employees or consultants of the Company (or, to the best of the Company's knowledge, any basis therefor or threat thereof): (1) which might result, either individually or in the aggregate, in (a) any material adverse change in the business, prospects, conditions, affairs or operations of the Company or in any of its properties or assets, or (b) any material impairment of the right or ability of the Company to carry on its business as now conducted or as proposed to be conducted, or (c) any material liability on the part of the Company; or (2) which questions the validity of this Agreement, the Collateral Agreement or any action taken or to be taken in connection herewith, including in each case, without limitation, actions pending or threatened involving the prior employment of any of the Company's employees, the use in connection with the Company's business of any information or techniques allegedly proprietary to any of its former employees, or their obligations under any agreements with prior employers. The Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company currently intends to initiate.

          3.10   Governmental Consent, etc.  No consent, approval or
                 -------------------------
authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with: (a) the valid execution and delivery of this Agreement or the Collateral Agreement; or
(b) the offer, sale or issuance of the Series B Shares, or the issuance of the shares of Common Stock issuable upon conversion of the Series B Preferred Stock or (c) the obtaining of the consents, permits and waivers specified in subsection 5.1(b) hereof, except the filing of the Restated Articles and, if required, filings or qualifications under the California securities law (the "Law"), or other applicable blue sky laws, which filings or qualifications, if required, will have been timely filed or obtained after the sale of the Series B Shares.

          3.11   Offering.  In reliance on the representations and warranties of
                 --------
the Purchasers in Section 4 hereof, the offer, sale and issuance of the Series A Shares in conformity with the terms of this Agreement will not result in a violation of the requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act") or the qualification or registration requirements of the Law or other applicable blue sky laws.

          3.12   Taxes.  The Company has filed all tax returns that are required
                 -----
to have been filed with appropriate federal, state, county and local governmental agencies or instrumentalities, except where the failure to do so would not have a material adverse effect upon the Company, taken as a whole. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended ("Code"), to be treated as a Subchapter S corporation or a collapsible corporation pursuant to Section 341(f) or Section 1362(a) of the Code, nor has it made any other elections pursuant to the Code (other than elections which relate solely to methods of accounting, depreciation or amortization) which would have a material effect on the Company, its financial condition, its business as presently conducted or proposed to be conducted or any of its properties or material assets. The Company has paid or established reserves for all income, franchise and other taxes, assessments, governmental charges, penalties, interest and fines due and payable by them on or before the Closing. There is no pending dispute with any taxing authority relating to any of such returns and the Company has no knowledge of any proposed liability for any tax to be imposed upon the properties or assets of the Company for which there is not an adequate reserve reflected in the Financial Statements (as defined below).

          3.13   Title.  The Company owns its property and assets, including the
                 -----
properties and assets reflected in the Financial Statements, free and clear of all liens, mortgages, loans or encumbrances except liens for current taxes, and such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets leased by the Company, the Company is in compliance with such leases and, to the best of the Company's knowledge, holds valid leasehold interests free and clear of any liens, claims or encumbrances.

          3.14   Material Contracts and Commitments.  All of the contracts,
                 ----------------------------------
mortgages, indentures, agreements, instruments and transactions to which the Company is a party or by which it is bound (including purchase orders to the Company or placed by the Company) which involve obligations of, or payments to, the Company in excess of Twenty-Five Thousand Dollars ($25,000) and all agreements between the Company and its officers, directors, consultants and employees are either (i) attached as exhibits to this Agreement, or (ii) set forth on the list attached hereto as Exhibit F (the "Contracts"), copies of which have been delivered to special
- ---------
counsel to the Purchasers. All of the Contracts are valid, binding and in full force and effect in all material respects and enforceable by the Company in accordance with their respective terms in all material respects, subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and rules or laws concerning equitable remedies. The Company is not in material default under any of such Contracts. To the best of the Company's knowledge, no other party to any of the Contracts is in material default thereunder. The Company has not engaged in the past three (3) months in any discussion (i) with any representative of any corporation or corporations regarding the consolidation or merger of the Company with or into any such corporation or corporations, (ii) with any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company or a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, or (iii) regarding any other form of acquisition, liquidation, dissolution or winding up of the Company.

          3.15   Financial Statements.  The Company has delivered to the
                 --------------------
Purchasers (i) its audited balance sheet as of December 31, 1990 and its audited consolidated income statement and cash flow statement for the period ended December 31, 1990, and (ii) its unaudited balance sheet as of December 31, 1991 (the "Balance Sheet"), and its unaudited consolidated income statement and cash flow statement for the twelve (12) month period ended December 31, 1991 (the above financial statements are hereinafter collectively referred to as the "Financial Statements"). The Financial Statements are complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the relevant period. The Financial Statements accurately set out and describe the financial condition and operating results of the Company as of the date, and during the period, indicated therein. Except as set forth in the Financial Statements, the Company has no liabilities of any nature (matured or unmatured, fixed or contingent), other than (i) liabilities incurred in the ordinary course of business subsequent to December 31, 1991, and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

          3.16   Absence of Changes.  Since December 31, 1991:  (a) the Company
                 ------------------
has not entered into any transaction which was not in the ordinary course of business, (b) there has been no material adverse change in the condition (financial or otherwise) of the business, property, assets or liabilities of the Company other than changes in the ordinary course of its business, none of which, individually or in the aggregate, has been materially adverse, (c) there has been no damage to, destruction of or loss of physical property (whether or not covered by insurance) materially adversely affecting the assets, prospects, financial condition, operating results, business or operations of the Company, (d) the Company has not declared or paid any dividend or made any distribution on its stock, or redeemed, purchased or otherwise acquired any of its stock, (e) the Company has not materially changed any compensation arrangement or agreement with any of its key employees or executive officers, or materially changed the rate of pay of its employees as a group, (f) the Company has not received notice that there has been a cancellation of an order for the Company's products or a loss of a customer of the Company, the cancellation or loss of which would materially adversely affect the business of the Company, (g) the Company has not changed or amended any material contract by which the Company or any of its assets are bound or subject, except as contemplated by this Agreement, (h) there has been no resignation or termination of employment of any key officer or employee of the Company and the Company does not know of any impending resignation or termination of employment of any such officer or employee that if consummated would have a material adverse effect on the business of the Company, (i) there has been no labor dispute involving the Company or its employees and none is pending or, to the best of the Company's knowledge, threatened, (j) there has been no change, except in the ordinary course of business, in the material contingent obligations of the Company (nor in any contingent obligation of the Company regarding any director, shareholder or key employee or officer of the Company) by way of guaranty, endorsement, indemnity, warranty or otherwise, (k) there have been no loans made by the Company to any of its employees, officers or directors other than travel advances and other advances made in the ordinary course of business, (l) there has been no waiver by the Company of a valuable right or of a material debt owing to it, (m) there has not been any satisfaction or discharge of any lien, claim or encumbrance or any payment of any obligation by the Company, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company, and (n) to the best of the knowledge of the Company, there has been no other event or condition of any character pertaining to and materially adversely affecting the assets or business of the Company.

          3.17   Outstanding Indebtedness.  Except as disclosed in the Balance
                 ------------------------
Sheet, the Company has no indebtedness for borrowed money which it has directly or indirectly created, incurred, assumed or guaranteed, or with respect to which it has otherwise become liable, directly or indirectly. The Company has no material liability or obligation in excess of $10,000, absolute or contingent, which is not shown or provided for in the latest Balance Sheet, except obligations under purchase orders, sales contracts, real property leases, equipment leases or similar obligations incurred in the ordinary course of business.

          3.18   Registration Rights.  Other than as granted pursuant to the
                 -------------------
Rights Agreement, the Company has not granted or agreed to grant any rights to register as that term is defined in the Rights Agreement, including piggyback registration rights, to any person or entity.

          3.19   Certain Transactions.  The Company is not indebted, directly or
                 --------------------
indirectly, to any of its officers, directors or shareholders or to their spouses or children, in any amount whatsoever; and none of said officers, directors or, to the best of the Company's knowledge, shareholders, or any member of their immediate families, are indebted to the Company or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship (except as a holder of securities of a corporation whose securities are publicly traded and which is subject to the reporting requirements of the Securities Exchange Act of 1934, to the extent of owning not more than two percent (2%) of the issued and outstanding securities of such corporation). No such officer, director or shareholder, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company. The Company is not guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

          3.20   Corporate Documents; Minute Books.  Except for amendments
                 ---------------------------------
necessary to satisfy representations and warranties or conditions contained herein (the form of which amendments has been approved by the Purchasers), the Amended and Restated Articles of Incorporation and Bylaws of the Company are in the form previously provided to special counsel to the Purchasers. The minute books of the Company contain a complete summary of all meetings of directors and shareholders since the time of incorporation of the Company.

          3.21  Employee Benefit Plans.  The Company does not have any "employee
                ----------------------
benefit plan" as defined in the Employee Retirement Income Security Act of 1974, as amended.

          3.22   Real Property Holding Corporation.  The Company is not a "real
                 ---------------------------------
property holding corporation" within the meaning of Section 897(c)(2) of the United States Internal Revenue Code of 1986, as amended.

          3.23   Disclosure.  No representation or warranty by the Company in
                 ----------
this Agreement, or in any document or certificate furnished or to be furnished to the Purchaser pursuant hereto or in connection with the transactions contemplated hereby, when taken together, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements made herein and therein, in the light of the circumstances under which they were made, not misleading; provided, however, that with regard to the operating projections which have been delivered to the Purchaser, the Company represents only that such projections were prepared in good faith and that the Company reasonably believes there is a reasonable basis for such projections. The Company has fully provided each Purchaser with all the information which such Purchaser has requested for deciding whether to purchase the Series B Preferred Stock.

          3.24   Environmental and Safety Laws.  To the best of its knowledge,
                 -----------------------------
the Company is not in violation of any applicable statute, law, or regulation relating to the environment or occupational health and safety, and to the best of its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law, or regulation.

          3.25   Manufacturing and Marketing Rights.  Except pursuant to the
                 ----------------------------------
agreements listed on Exhibit F hereto, the Company has not granted rights to
                     ---------
manufacture, produce, assemble, license, market, or sell its products to any other person and is not bound by any agreement that affects the Company's exclusive right to develop, manufacture, assemble, distribute, market, or sell its products.

          3.26   Insurance.  The Company has in full force and effect fire and
                 ---------
casualty insurance policies, with extended coverage, and insurance against other hazards, risks and liabilities to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated.

          3.27   Labor Agreements and Actions.  The Company is not bound by or
                 ----------------------------
subject to (and none of its assets or properties are bound by or subject to) any contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the knowledge of the Company threatened, which could have a material adverse effect on the assets, properties, financial condition, operating results, or business of the Company (as such business is presently conducted and as it is proposed to be conducted), nor is the Company aware of any labor organization activity involving its employees. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing. Subject to general principles related to wrongful termination of employees, the employment of each officer and employee of the Company is terminable at the will of the Company.

          3.28   Section 83(b) Elections.  To the best of the Company's
                 -----------------------
knowledge, all elections and notices required by Section 83(b) of the Internal Revenue Code and any analogous provisions of applicable state tax laws have been timely filed by all individuals who have purchased shares of the Company's Common Stock.

     4.  Representations and Warranties of Purchaser and Restrictions on
         ---------------------------------------------------------------
Transfer Imposed by the Securities Act.
- --------------------------------------

          4.1    Representations and Warranties by the Purchaser.  The Purchaser
                 -----------------------------------------------
represents and warrants to the Company as follows:

                 (a) Investment Intent.  This Agreement is made with the
                     -----------------
Purchaser in reliance upon such Purchaser's representation to the Company, evidenced by Purchaser's execution of this Agreement, that Purchaser is acquiring the Series B Shares and the Common Stock issuable upon conversion of Series B Preferred Stock (collectively the "Securities") for investment for such Purchaser's own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act and the Law. Purchaser has the full right, power and authority to enter into and perform this Agreement and the Rights Agreement, and this Agreement and the Rights Agreement constitute valid and binding obligations upon it.

                 (b)  Shares Not Registered.  Purchaser understands and
                      ---------------------
acknowledges that the offering of the Series B Shares pursuant to this Agreement will not be registered under the Securities Act or qualified under the Law on the grounds that the offering and sale of securities contemplated by this Agreement are exempt from registration under the Securities Act and exempt from qualification pursuant to Section 25102(f) of the Law, and that the Company's reliance upon such exemptions is predicated upon such Purchaser's representations set forth in this Agreement. The Purchaser acknowledges and understands that the Securities must be held indefinitely unless the Securities are subsequently registered under the Securities Act and qualified under the Law or an exemption from such registration and such qualification is available.

          (c) No Transfer.  Purchaser covenants that in no event will such
              -----------
Purchaser dispose of any of the Securities (other than in conjunction with an effective registration statement for the Securities under the Act or in compliance with Rule 144 promulgated under the Act) unless and until (i) such Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, such Purchaser shall have furnished the Company with an opinion of counsel reasonably satisfactory in form and substance to the Company to the effect that (x) such disposition will not require registration under the Securities Act and (y) appropriate action necessary for compliance with the Securities Act, the Law and any other applicable state, local or foreign law has been taken. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144.

          (d) Permitted Transfers.  Notwithstanding the provisions of subsection
              -------------------
(c) above, no registration statement or opinion of counsel shall be necessary for a transfer by a Purchaser which is a partnership to a partner of such partnership or a former partner of such partnership who leaves such partnership after the date hereof, or to the estate of any such partner or former partner or the transfer by gift, will or intestate succession of any partner to his spouse or lineal descendants or ancestors, if the transferee agrees in writing to be bound by the terms of this Agreement to the same extent as if he were an original Purchaser hereunder.

          (e) Knowledge and Experience.  Purchaser (i) has such knowledge and
              ------------------------
experience in financial and business matters as to be capable of evaluating the merits and risks of such Purchaser's prospective investment in the Securities;
(ii) has the ability to bear the economic risks of such Purchaser's prospective investment; (iii) has been furnished with and has had access to such information as such Purchaser has considered necessary to make a determination as to the purchase of the Securities together with such additional information as is necessary to verify the accuracy of the information supplied; (iv) has had all questions which have been asked by such Purchaser satisfactorily answered by the Company; and (v) has not been offered the Securities by any form of advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any such media.

          (f) Not Organized to Purchase.  Purchaser has not been organized for
              -------------------------
the purpose of purchasing the Securities.

          (g) Holding Requirements.  Purchaser understands that if the Company
              --------------------
does not (i) register its Common Stock with the Securities and Exchange Commission ("SEC") pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii) become subject to Section 15(d) of the Exchange Act, (iii) supply information pursuant to Rule 15c2-11 thereunder, or (iv) have a registration statement covering the Securities (or a filing pursuant to the exemption from registration under Regulation A of the Securities Act covering the Securities) under the Securities Act in effect when it desires to sell the Securities, such Purchaser may be required to hold the Securities for an indeterminate period. Purchaser also understands that any sale of the Securities that might be made by such Purchaser in reliance upon Rule 144 under the Securities Act may be made only in limited amounts in accordance with the terms and conditions of that rule.

          4.2  Legends.  Each certificate representing the Securities may be
               -------
endorsed with the following legends:

               (a) Federal Legend.  THE SECURITIES REPRESENTED BY THIS
                   --------------
CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND ARE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT (i) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT OR (ii) IN COMPLIANCE WITH RULE 144, OR
(iii) PURSUANT TO AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION OR COMPLIANCE IS NOT REQUIRED AS TO SAID SALE, OFFER OR DISTRIBUTION.

               (b) Other Legends.  Any other legends required by the Law or
                   -------------
other applicable state blue sky laws.

The Company need not register a transfer of legended Securities, and may also instruct its transfer agent not to register the transfer of the Securities, unless the conditions specified in each of the foregoing legends are satisfied.

          4.3  Removal of Legend and Transfer Restrictions.  Any legend
               -------------------------------------------
endorsed on a certificate pursuant to subsection 4.2(a) and the stop transfer instructions with respect to such legended Securities shall be removed, and the Company shall issue a certificate without such legend to the holder of such Securities if such Securities are registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available or if such holder satisfies the requirements of Rule 144(k) and, where reasonably deemed necessary by the Company, provides the Company with an opinion of counsel for such holder of the Securities, reasonably satisfactory to the Company, to the effect that (i) such holder, meets the requirements of Rule 144(k) or (ii) a public sale, transfer or assignment of such Securities may be made without registration.

          4.4  Rule 144.  Purchaser is aware of the adoption of Rule 144 by the
               --------
SEC promulgated under the Securities Act, which permits limited public resales of securities acquired in a nonpublic offering, subject to the satisfaction of certain conditions. The Purchaser understands that under Rule 144, the conditions include, among other things: the availability of certain current public information about the issuer and the resale occurring not less than two years after the party has purchased and paid for the securities to be sold.

     5.   Conditions to Closing.
          ---------------------

          5.1  Conditions to Purchasers' Obligations.  The obligation of the
               -------------------------------------
Purchasers to purchase the Series B Shares at the Closing is subject to the fulfillment to its satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived in accordance with the provisions of subsection 7.1 hereof:

               (a) Representations and Warranties Correct; Performance of
                   ------------------------------------------------------
Obligations.  The representations and warranties made by the Company in Section
- -----------
3 hereof shall be true and correct when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date. The Company's business and assets shall not have been adversely affected in any material way prior to the Closing Date. The Company shall have performed in all material respects all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date.

               (b) Consents and Waivers.  The Company shall have obtained in
                   --------------------
a timely fashion any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement.

               (c) Filing of the Restated Articles.  The Restated Articles
                   -------------------------------
shall have been filed with the Secretary of State of the State of California.

               (d) Rights Agreement.  The Company, the Series A Preferred
                   ----------------
Stockholders, the Purchasers, and L. William Krause and Adriaan Ligtenberg shall have executed an Amended and Restated Rights Agreement in the form attached as Exhibit C hereto.
- ---------

               (e) Compliance Certificate.  The Company shall have delivered a
                   ----------------------
Certificate, executed by the President of the Company, dated the Closing Date, certifying to the fulfillment of the conditions specified in subsections (a),
(b), (c), and (d) of this section 5.1.

               (f) Opinion of Counsel.  The Purchasers shall have received an
                   ------------------
opinion from Ware & Freidenrich, A Professional Corporation, the Company's counsel, in substantially the form attached hereto as Exhibit G.
                                                      ---------

          5.2  Conditions to Obligations of the Company.  The Company's
               ----------------------------------------
obligation to sell and issue the Series B Shares at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

               (a) Representations and Warranties Correct.  The representations
                   --------------------------------------
and warranties made by the Purchasers in Section 4 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date.

               (b) Conditions Fulfilled.  The conditions set forth in
                   --------------------
subsections (b), (c), and (d) of Section 5.1 shall have been fulfilled.

     6.   Affirmative Covenants of the Company.  The Company hereby covenants
          ------------------------------------
and agrees as follows:

          6.1  Financial Information.  Until the first to occur of (i) the date
               ---------------------
on which the Company is required to file a report with the SEC pursuant to
Section 13(a) of the Exchange Act, by reason of the Company having registered any of its securities pursuant to Section 12(g) of the Exchange Act or
(ii) quotations for the Common Stock of the Company are reported by the automated quotations system operated by the National Association of Securities Dealers, Inc. or by an equivalent quotations system or (iii) shares of the Common Stock of the Company are listed on a national securities exchange registered under Section 6 of the Exchange Act, the Company will furnish to each
Purchaser:

               (i) so long as such Purchaser or its affiliates own any of the Shares or Common Stock issued upon conversion of the Shares (as adjusted for stock dividends, stock splits, recapitalizations and the like), as soon as practicable after the end of each fiscal year, and in any event within 90 days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as at the end of such fiscal year, and consolidated statements of operations and consolidated statements of changes in financial position (or equivalent cash flow statements if required by the Financial Accounting Standards Board) of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles, all in reasonable detail and certified by independent public accountants of recognized national standing selected by the Company, and

               (ii) as soon as practicable after the end of each month and each quarter (except the last month and last quarter of the fiscal year), and in any event within 30 and 45 days, respectively, thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such month or quarter; and consolidated statements of income (or equivalent cash flow statements if required by the Financial Standards Board), for such month or quarter and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles (except for required footnotes), all in reasonable detail and signed, subject to changes resulting from year-end audit adjustments, by the principal financial officer or chief executive officer of the Company, and

               (iii) as soon as practicable after its adoption or approval by the Company's Board of Directors, but not later than the commencement of such fiscal year, an annual plan for each fiscal year which shall include monthly capital and operating expense budgets, cash flow statements, projected balance sheets and profit and loss projections for each such month and for the end of the year, itemized in such detail as the Board of Directors may reasonably determine.

          6.2  Conflicts of Interests.  The Company shall use its best efforts
               ----------------------
to ensure that the Company's employees, during the term of their employment with the Company, do not engage in activities which would result in a conflict of interest with the Company. The Company's obligations hereunder include, but are not limited to, requiring that the Company's employees devote their primary productive time, ability and attention to the business of the Company (provided, however, the Company's employees may engage in other professional activity if such activity does not materially interfere with their obligations to the Company), requiring that the Company's employees enter into agreements regarding proprietary information and confidentiality and preventing the Company's employees from engaging or participating in any business that is in competition with the business of the Company.

          6.3    Key-Man Insurance.  The Company shall obtain within thirty (30)
                 -----------------
days of the Closing and maintain in force, until canceled or modified with the written consent of Purchasers holding more than fifty percent (50%) of the Shares or their transferees, insurance policies on the lives of L. William Krause and Adriaan Ligtenberg, in the amount of $1,000,000 and $1,000,000, respectively, naming the Company as holder and beneficiary.

          6.4    Proprietary Agreements.  The Company will use its best efforts
                 ----------------------
to prevent any employee from violating the confidentiality and proprietary information agreement entered into between the Company and each of its employees.

          6.5    Future Stock Issuances.  The Company agrees that after the
                 ----------------------
Closing it will not issue more than 1,117,200 shares of Common Stock (or grant any options, warrants or other rights to purchase the same) to employees, officers, directors and consultants without unanimous vote of the Company's Board of Directors. Moreover, except with respect to the employees other than Messrs. Krause and Ligtenberg (the "Current Employees") of the Company as of the date of Closing, the Company will not issue any shares of Common Stock (or grant any options, warrants or other rights to purchase the same) to any employee, officer, director or consultant except pursuant to agreements which provide for vesting over a period of at least forty-eighty (48) months (with the initial vesting date to occur after twelve (12) months) and a right of first refusal in favor of the Company in the event of any proposed transfer unless such issuance or grant is approved by unanimous vote of the Company's Board of Directors. The vesting for Current Employees shall commence as of the date of employment by the Company and shall continue ratably over a forty-eight (48) month period (without any initial vesting date).

          6.6    Inspection.  The Company shall permit each Purchaser, at such
                 ----------
Purchaser's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Purchaser; provided, however, that the Company shall not be obligated pursuant to this Section 6.6 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

     7.   Miscellaneous.
          -------------

          7.1    Waivers and Amendments.  With the written consent of the record
                 ----------------------
holders of at least two-thirds of the Series B Shares, the rights of the holders of the Series B Shares under this Agreement may be waived or amended (either generally or in a particular instance); provided, however, that no such waiver or amendment shall reduce the aforesaid proportion of Series B Shares, the holders of which are required to consent to any waiver or supplemental agreement, without the consent of the record holders of all of the Series B Shares. Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the record holders of the Series B Shares who have not previously consented thereto in writing.

Except to the extent provided in this subsection 7.1, this Agreement or any provision hereof may be amended, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the amendment, waiver, discharge or termination is sought.

          7.2    Governing Law.  This Agreement shall be governed in all
                 -------------
respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

          7.3    Survival.  The representations, warranties, covenants and
                 --------
agreements made herein shall survive the Closing of the transactions contemplated hereby, notwithstanding any investigation made by the Purchasers. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder as of the date of such certificate or instrument.

          7.4    Successors and Assigns.  Except as otherwise expressly provided
                 ----------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

          7.5    Entire Agreement.  This Agreement and the other documents
                 ----------------
delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and they supersede, merge and render void every other prior written and/or oral understanding or agreement among or between the parties hereto.

          7.6    Notices, etc.  All notices and other communications required or
                 ------------
permitted hereunder shall be in writing and shall be delivered personally, mailed by first class mail, postage prepaid, or delivered by courier or overnight delivery, addressed (a) if to a Purchaser, at such Purchaser's address set forth in the Schedule of Purchasers, or at such other address as such Purchaser shall have furnished to the Company in writing or (b) if to the Company, at its address set forth at the beginning of this Agreement, or at such other address as the Company shall have furnished to the Purchasers in writing. Notices that are mailed shall be deemed received five (5) days after deposit in the United States mail.

          7.7    Severability.  In case any provision of this Agreement shall be
                 ------------
found by a court of law to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

          7.8    Finder's Fees and Other Fees.
                 ----------------------------

                 (a) The Company (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and, (ii) hereby agrees to indemnify and to hold Purchasers harmless from and against any liability for commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the Company, or any of its employees or representatives, is responsible.

                 (b) Each Purchaser (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the Company harmless from and against any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which Purchaser, or any of its employees or representatives, are responsible.

          7.9    Expenses.  The Company and the Purchasers shall each bear their
                 --------
own expenses and legal fees in connection with the consummation of this transaction.

          7.10   Titles and Subtitles.  The titles of the sections and
                 --------------------
subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          7.11   Counterparts.  This Agreement may be executed in any number of
                 ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          7.12   Delays or Omissions.  No delay or omission to exercise any
                 -------------------
right, power or remedy accruing to the Company or to any holder of any securities issued or to be issued hereunder shall impair any such right, power or remedy of the Company or such holder, nor shall it be construed to be a waiver of any breach or default under this Agreement, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any delay or omission to exercise any right, power or remedy or any waiver of any single breach or default be deemed a waiver of any other right, power or remedy or breach or default theretofore or thereafter occurring. All remedies, either under this Agreement, or by law otherwise afforded to the Company or any holder, shall be cumulative and not alternative.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                    STORM TECHNOLOGY, INC.


                                    By:
                                       ------------------------------
                                       L. William Krause

                     SIGNATURE PAGE TO SERIES B PREFERRED
             STOCK PURCHASE AGREEMENT DATED AS OF JANUARY 30, 1992



PURCHASER:



By:
   --------------------------

Title:
      -----------------------